                                                                   Exhibit 99.2


                         ROBERTS REALTY INVESTORS, INC.


CONTACT:                                                  FOR IMMEDIATE RELEASE
Stephen M. McAleer                                              August 14, 2002
Chief Financial Officer

                           Telephone: (770) 394-6000
                              Fax: (770) 396-0706


                         ROBERTS REALTY INVESTORS, INC.
               REPORTS FINANCIAL RESULTS FOR SECOND QUARTER 2002

ATLANTA, GA - Roberts Realty Investors, Inc. (AMEX:RPI) reports results for the second quarter 2002. Stephen M. McAleer, the Company's Chief Financial Officer, announced that the Company has complied with the requirements of the recently enacted Sarbanes-Oxley Act of 2002 to certify the accuracy of its filing of Form 10-Q with the SEC for the quarter ended June 30, 2002. Charles S. Roberts, Chief Executive Officer, said "Roberts Realty fully supports the recent measures to place personal responsibility on executives regarding the conduct and financial reporting of their businesses."

Financial highlights for all properties for the quarter ended June 30, 2002 compared to the quarter ended June 30, 2001 are as follows:


                                                           For The Three Months Ended
                                                     Jun 30, 2002            Jun 30, 2001            % Change
                                                     ------------            ------------            --------

Operating Revenues                                      $4,630,000              $4,933,000              (6.1%)
Operating Expenses                                      $1,835,000              $1,660,000              10.5%
NOI                                                     $2,795,000              $3,273,000             (14.6%)
Funds From Operations                                     $555,000              $1,565,000             (64.5%)
FFO Per Share                                                $0.08                   $0.22             (63.6%)
NOI Margin                                                    60.4%                   66.3%             (5.9%)
Average Shares and Units Outstanding                     7,220,419               7,211,537               0.1%

In commenting on these lower results, Mr. Roberts stated, "The national and local economies remain uncertain and the Atlanta apartment market continues to be weak. We have responded to these conditions by offering competitive incentives to attract new residents to our communities. The effects of rent concessions are shown in reduced revenue, net income from operations (NOI) and funds from operations (FFO) for the second quarter and year-to-date 2002."

Same-property financial highlights for the quarter ended June 30, 2002 compared to the same period a year ago are as follows:


                                                      For The Three Months Ended
                                                Jun 30, 2002               Jun 30, 2001            % Change
                                                ------------               ------------           ----------

     Operating Revenues                           $2,938,000                  $3,177,000               (7.5%)
     Operating Expenses                           $1,050,000                  $1,048,000                0.2%
     NOI                                          $1,888,000                  $2,129,000              (11.3%)
     NOI Margin                                         64.3%                       67.0%              (2.7%)
     Physical Occupancy                                 92.3%                       95.9%              (3.6%)
     Average Monthly Rent                             $1,038                      $1,024                1.4%

Mr. Roberts concluded, "We believe these unfavorable conditions are temporary and should begin to improve in 2003. Construction of Veranda Chase, our 250-unit community in Atlanta, will be substantially complete in the third quarter 2002, and it is already 28% leased. We expect construction of our 319-unit Charlotte community will be substantially complete in the second quarter of 2003 and we anticipate leasing to begin in the fourth quarter of this year."



This press release contains forward-looking statements within the meaning of the securities laws. Although the company believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, the company's actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the following: occupancy rates and rents have been and are expected to continue to be adversely affected by local economic and market conditions in Atlanta and Charlotte; construction of new multifamily communities in the Atlanta and Charlotte markets is continuing despite currently unfavorable conditions; construction costs of a new community may exceed original estimates; and construction and lease-up of new communities in Atlanta and Charlotte may not be completed on schedule.

CONSOLIDATED BALANCE SHEETS


ROBERTS REALTY INVESTORS, INC.


                                                                    (unaudited)
                                                                   June 30, 2002               December 31, 2001
                                                                   ---------------------------------------------

ASSETS

Operating real estate assets, net                                     $125,597,000               $ 120,323,000
Land held for future development                                         1,972,000                   1,741,000
Construction in progress                                                39,894,000                  38,809,000
Cash and cash equivalents                                                1,964,000                   2,617,000
Restricted cash                                                            339,000                     336,000
Other assets, net                                                        1,885,000                   1,677,000
                                                                      ----------------------------------------

Total assets                                                          $171,651,000                $165,503,000
                                                                      ========================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                $100,898,000               $  78,877,000
Construction loan payable                                               19,935,000                  31,704,000
Land notes payable                                                       6,700,000                   8,000,000
Lines of credit                                                            400,000                   2,000,000
Other liabilities                                                        9,140,000                   7,552,000
                                                                      ----------------------------------------

Total liabilities                                                      137,073,000                 128,133,000


Minority interest of unitholders
   in the operating partnership                                         10,996,000                  11,996,000
                                                                      ----------------------------------------


Shareholders' equity
   Common stock                                                             53,000                      53,000
   Additional paid-in capital                                           24,507,000                  24,410,000
   Unamortized restricted stock compensation                              (158,000)                   (202,000)
   Treasury shares, at cost                                             (2,764,000)                 (2,764,000)
   Accumulated other comprehensive income                               (2,371,000)                 (1,956,000)
   Retained earnings                                                     4,315,000                   5,833,000
                                                                      ----------------------------------------

     Total shareholders' equity                                         23,582,000                  25,374,000
                                                                      ----------------------------------------

Total liabilities and shareholders' equity                            $171,651,000                $165,503,000
                                                                      ========================================

CONSOLIDATED STATEMENTS OF OPERATIONS


ROBERTS REALTY INVESTORS, INC.


                                                              (unaudited)                               (unaudited)
                                                          Three Months Ended                          Six Months Ended
                                                               June 30,                                    June 30,
                                                   ---------------------------------           ---------------------------------
                                                       2002                 2001                   2002                  2001
                                                   -----------           -----------           -----------           -----------

Operating revenues                                 $ 4,630,000           $ 4,933,000           $ 9,299,000           $ 9,738,000
Less: operating expenses                            (1,835,000)           (1,660,000)           (3,604,000)           (3,228,000)
                                                   -----------           -----------           -----------           -----------

Net operating income                                 2,795,000             3,273,000             5,695,000             6,510,000

Other income (expenses)
  Interest income                                       13,000               157,000                22,000               268,000
  Interest expense                                  (1,681,000)           (1,427,000)           (3,264,000)           (2,601,000)
  General and administrative                          (489,000)             (393,000)           (1,014,000)             (858,000)
  Loss on disposal of assets                           (17,000)              (14,000)              (13,000)              (30,000)
  Depreciation and amortization                     (1,772,000)           (1,434,000)           (3,505,000)           (2,752,000)
                                                   -----------           -----------           -----------           -----------

  Total other income (expenses)                     (3,946,000)           (3,111,000)           (7,774,000)           (5,973,000)

Income (loss) before minority interest,
   gain on sale of real estate asset, and
   extraordinary items                              (1,151,000)              162,000            (2,079,000)              537,000
Minority interest of unitholders                       367,000               (53,000)              663,000              (177,000)
                                                   -----------           -----------           -----------           -----------

Income before gain on sale of real
   estate asset and extraordinary item                (784,000)              109,000            (1,416,000)              360,000
Gain on sale of real estate asset (net
   of minority interest)                                     0                     0              (102,000)            5,188,000
                                                   -----------           -----------           -----------           -----------

Income before extraordinary items                     (784,000)              109,000            (1,518,000)            5,548,000
Loss on early extinguishment of debt
   (net of minority interest)                                0                     0                     0              (291,000)
                                                   -----------           -----------           -----------           -----------

Net income (loss)                                  $  (784,000)          $   109,000           $(1,518,000)          $ 5,257,000
                                                   ===========           ===========           ===========           ===========

PER SHARE DATA:

Net income (loss) per common share                 $     (0.16)          $      0.02           $     (0.31)          $      1.08

FFO per share                                      $      0.08           $      0.22           $      0.17           $      0.45

Weighted average common shares-basic                 4,920,708             4,845,249             4,916,151             4,856,287
Weighted average common shares-diluted               7,220,419             7,211,537             7,220,298             7,238,122

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS


ROBERTS REALTY INVESTORS, INC.


                                                       (unaudited)                        (unaudited)
                                                   Three Months Ended                  Six Months Ended
                                                       June 30,                             June 30,
                                                  2002          2001                2002              2001
                                                  ------------------                ----------------------

Net Income (Loss)                             $   (784,000)    $  109,000         $(1,518,000)      $5,257,000
Minority interest of unitholders                  (367,000)        53,000            (663,000)         177,000
Extraordinary items                                      0              0                   0          291,000
Loss on disposal of assets                          17,000         14,000              13,000           30,000
(Gain) loss on sale of real estate assets                0              0             102,000       (5,188,000)
Depreciation expense                             1,689,000      1,389,000           3,329,000        2,666,000
                                                 ------------------------           --------------------------

Funds From Operations                            $ 555,000    $ 1,565,000         $ 1,263,000      $ 3,233,000
                                                 ========================         ============================